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                                                                    EXHIBIT 10.3
                                                                    ------------

                         STOCKHOLDERS VOTING AGREEMENT

     This Stockholders Voting Agreement (the "Agreement"), dated as of April 2, 2001, by and among Sonicport, Inc., a Nevada corporation ("Company"), on the one hand, David Baeza ("Baeza") and Stanton Dodson (each a "Stockholder" and, collectively, the "Stockholders"), on the other hand, which is made with reference to the following:

     A. Pursuant to the Amended and Restated Share Exchange Agreement dated as of March 30, 2001 (as the "Share Exchange Agreement") by and among the Company, US Dataworks, Inc., a Delaware corporation f/k/a Allstate Dataworks, Inc. ("Allstate") and the stockholders of Allstate signatory therein, the Company agreed to acquire all of the outstanding common stock of Allstate. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Share Exchange Agreement.

     B. Each of the Stockholders Beneficially Owns (as defined herein) the number of shares of Company Common Stock set forth opposite such Stockholder's name on Schedule I hereto (the "Shares"); and

     C. As an inducement and a condition for Allstate entering into the Share Exchange Agreement, the Stockholders have agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

     1.   Provisions Concerning Common Stock.
          ----------------------------------

          (a) Provided that the transactions contemplated by the Share Exchange Agreement have been consummated, each Stockholder agrees, severally and not jointly and solely in his capacity as a shareholder of the Company and not as a director of the Company, to vote (in the case of Shares for which the Stockholder has exclusive voting power) the Shares Beneficially Owned by such Stockholder, whether heretofore owned or hereafter acquired, at any meeting of shareholders or by consensual action of shareholders for the election or removal of (if such director has been designated by the Sellers for removal) of a designee of the Sellers to the Company's board of directors, which designee shall be subject to the reasonable approval of the Stockholders acting jointly, it being understood that the sole reason for not approving such designee shall be that such designee is then actively involved in a business which competes with the Company or Allstate or that the Company would be required to make disclosure under Rule 401(d) of Regulation S-B with respect to such designee. The obligation of the Stockholders pursuant to this section shall extend until the earlier to occur of (i) the fifth anniversary of the Closing Date or (ii) the date when the Sellers own in the aggregate less than 15% of the Company's then issued and outstanding common stock. Any director designation hereunder shall be in writing and signed by the holders of more than 50% of the shares of the Company Common Stock then held by the Sellers. For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership"
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of such securities (as determined pursuant to Rule 13d-3 under the Securities
Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any written agreement or arrangement.

     2.   Representations and Warranties of Stockholders of the Company.  Each
          -------------------------------------------------------------
Stockholder of the Company hereby, severally and not jointly, represents and warrants to the Company, as of the date of this Agreement, as follows:

          (a)  Ownership of Shares. On the date hereof, the Shares set forth
               -------------------
opposite such Stockholder's name on Schedule I hereto constitute all of the Shares owned of record or Beneficially Owned by such Stockholder. Schedule I hereto correctly indicates those Shares that are Beneficially Owned and held of record by such Stockholder and those shares that are Beneficially Owned by such Stockholder but not held of record by such Stockholder. Schedule I discloses the number of Shares Beneficially Owned by the Stockholder for which the Stockholder shares voting or dispositive power with another Person and identifies such other Person or Persons. Except as referenced in the preceding sentence and Schedule I and subject to (i) any applicable state and Federal securities laws and (ii) any restrictions set forth in a legend on such Shares, such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 of this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite such Stockholder's name on Schedule I hereto, with no limitations, qualifications or restrictions on such rights the effect of which would materially adversely affect the ability of Stockholder to perform his or her obligations hereunder.

          (b)  Power; Binding Agreement. (i) Such Stockholder has the legal
               ------------------------
capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement; (ii) the execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any voting agreement, stockholder agreement or voting trust, the effect of which would materially adversely affect the ability of Stockholder to perform his or her obligations hereunder; (iii) this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms; (iv) there is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is trustee who is not a party to this Agreement and whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby; and (v) in the case where such Stockholder is married and such Stockholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such spouse in accordance with its terms.

          (c)  No Conflicts. Subject to requirements, of the Securities Act, the
               ------------
Exchange Act, any relevant national securities exchange laws, (A) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby; and (B) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the

                                       2
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transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets, except for those the effect of which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

     3.   Certain Covenants of the Stockholders of the Company. During the term
          ----------------------------------------------------
of and in accordance with this Agreement, each Stockholder of the Company hereby, severally and not jointly, agrees with, and covenants to, the Company as follows:

          (a)  Transfer. Such Stockholder shall be free to transfer his or its
               --------
Shares, but if such Stockholder is an individual and transfers Shares (A) to such Stockholder's spouse, (B) to lineal descendants of such Stockholder, (C) to a trust which is substantially for the benefit of such Stockholder, such Stockholder's spouse or any lineal descendants of such Stockholder or (D) upon the death of such Stockholder, then, as a precondition to any such transfer, the transferee(s) thereof shall agree in a writing delivered to the Company to be bound by the terms and conditions of this Agreement.

          (b)  Reliance by the Company. Such Stockholder understands and
               -----------------------
acknowledges that the Company is entering into the Share Exchange Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

          (c)  Inconsistent Agreement. Such Stockholder shall not enter into any
               ----------------------
written agreement with any Person the effect of which would, as determined in the sole discretion of such Stockholder, be inconsistent or violative of the provisions and agreements contained in Sections 1 or 2(a) of this Agreement.

     4.   Further Assurances. From time to time during the term of this
          ------------------
Agreement, at the other party's reasonable request, each party hereto shall use reasonable efforts to execute and deliver such additional documents and take such further lawful action as may be necessary or desirable to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement.

     5.   Termination. The representations, warranties, covenants and agreements
          -----------
contained in Sections 1 through 4 with respect to the Shares shall terminate at such time as the Stockholder's obligations pursuant to Section 1 have terminated.

     6.   Stockholder Capacity. No person executing this Agreement who is, or
          --------------------
becomes during the term hereof, a director or officer of the Company makes any representation, warranty, covenant, agreement or understanding herein in his or her capacity as such director or officer and nothing herein limits such Stockholder's activities as a director or an officer of the Company.

                                       3
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Each Stockholder signs and agrees to be bound solely in his or her capacity as the record and/or beneficial owner of such Stockholder's Shares owned as of the date hereof.

     7.   Company/Stockholder. Notwithstanding anything herein to the contrary,
          -------------------
(i) each Stockholder shall not be responsible for, and his or her rights hereunder shall not be affected by, the performance or nonperformance by the Company of its obligations hereunder and under the Share Exchange Agreement and
(ii) the Company shall not be responsible for, and the Company's rights hereunder shall not be affected by, the performance or nonperformance by the Stockholder of the Company of his or her obligations hereunder.

     8.   Miscellaneous.
          -------------

          (a)  Entire Agreement. This Agreement and the Share Exchange Agreement
               ----------------
constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (b)  Certain Events. Each Stockholder agrees that this Agreement and
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the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the Stockholder.

          (c)  Assignment. Except in accordance with the transfer provisions set
               ----------
forth in Section 3 hereof, this Agreement shall not be assigned by any party hereto without the prior written consent of all of the parties hereto.

          (d)  Amendments, Waivers, Etc. This Agreement may not be amended,
               ------------------------
changed, supplemented, waived or otherwise modified or terminated, with respect to any one or more Stockholders of the Company, except upon the execution and delivery of a written agreement executed by the Company and such affected Stockholder or Stockholders of the Company.

          (e)  Notices. All notices, requests, claims, demands and other
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communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

          If to Company:           SonicPort, Inc.
                                   21621 Nordhoff Street
                                   Chatsworth, California  91311
                                   Attention:  President
                                   Facsimile:  (818) 700-8528

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          If to David Baeza        c/o SonicPort, Inc.
                                   21621 Nordhoff Street
                                   Chatsworth, California  91311
                                   Facsimile:  (818) 700-8528

          If to Stanton Dodson     c/o SonicPort, Inc.
                                   21621 Nordhoff Street
                                   Chatsworth, California  91311
                                   Facsimile:  (818) 700-8528

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          (f)  Severability. Whenever possible, each provision or portion of any
               ------------
provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          (g)  Specific Performance.  Each of the parties hereto recognizes and
               --------------------
acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          (h)  Remedies Cumulative. All rights, powers and remedies provided
               -------------------
under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (i)  No Waiver.  The failure of any party hereto to exercise any
               ---------
right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (j)  Third Party Beneficiaries. This Agreement is intended to be for
               -------------------------
the benefit of, and shall be enforceable by, the Sellers, and each of them.

          (k)  Governing Law.  This Agreement shall be governed and construed in
               -------------
accordance with the laws of the State of California, without giving effect to the principles of conflicts of law thereof. In addition, each of the parties hereto agrees that any action relating to

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this Agreement or any of the transactions contemplated hereunder shall be exclusively conducted in any Federal or state court sitting in the State of California.

          (l)  Descriptive Headings. The descriptive headings used herein are
               --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (m)  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

           [The remainder of this page is intentionally left blank.]

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     IN WITNESS WHEREOF, the Company and each Stockholder have caused this
Agreement to be duly executed as of the day and year first above written.

                              SONICPORT, INC.

                              /s/ David Baeza
                              ________________________________________
                              By:
                              Title: President and Chief Executive Officer


                              STOCKHOLDERS:

                              /s/ David Baeza
                              ________________________________________
                              David Baeza

                              /s/ Stanton Dodson
                              ________________________________________
                              Stanton Dodson

                                       7
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                                  Schedule I
                         Stockholders Voting Agreement
                         -----------------------------

   Name of Stockholder                                Number of Shares
   -------------------                                ----------------
David Baeza                          Beneficially Owned and Held of Record:  7,396,000*
                                     --------------------------------------


Stanton Dodson                       Beneficially Owned and Held of Record:  6,417,915*
                                     --------------------------------------

* Subject to reduction pursuant to a Contribution Agreement dated as of the date hereof.